6


77C Matters submitted to a vote of security holders

Stein Roe Focus Fund

On June 28, 2002, a Special Meeting of Shareholders of Stein Roe Focus Fund
(Fund) was held to approve an Agreement and Plan of Reorganization for Stein Roe Growth Stock Fund to acquire substantially all of the assets of Stein Roe Focus Fund. The votes cast at the Meeting were as follows:

     For:        13,946,194.23    NAV being a majority of the NAV represented
                                  at the Meeting
     Against:     1,109,510.40    NAV
     Abstain:       627,075.86    NAV


Stein Roe Small Company Growth Fund

On June 28, 2002, a Special Meeting of Shareholders of Stein Roe Small
Company Growth Fund (Fund) was held to approve an Agreement and Plan of Reorganization for Liberty Acorn USA to acquire substantially all of the assets of Stein Roe Small Company Growth Fund. The votes cast at the Meeting were as follows:

    For:       7,271,755.18    NAV being a majority of the NAV represented at
                               the Meeting
    Against:     452,725.88    NAV
    Abstain:     219,325.60    NAV




Liberty Growth Investor Fund

On June 28, 2002, a Special Meeting of Shareholders of Liberty Growth
Investor Fund (Fund) was held to approve an Agreement and Plan of Reorganization for Stein Roe Young Investor Fund to acquire Liberty Growth Investor Fund.
The votes cast at the Meeting were as follows:


    For:        9,710,765.06   NAV being a majority of the NAV represented at
                               the Meeting
    Against:     259,953.29    NAV
    Abstain:     548,235.57    NAV


77I      Terms of new or amended securities.

Liberty Young Investor Fund

(a)            Not applicable

(b) Effective July 29, 2002, Liberty Young Investor Fund began offering Class A, B and C shares with the following features:

Class A Shares
------------------------------------------------------------------------------
Initial Sales Charge                             5.75%


------------------------------------------------ -----------------------------
Contingent                                       Deferred Sales Charge 1.00%;
                                                 only applies to certain shares
                                                 bought without an initial sales
                                                 charge that are sold within 18
                                                 months of purchase.

------------------------------------------------ ---------------------------

Commission to Selling Broker                     Varies between 1.00% and 5.00%
                                                 based on transaction amount.

------------------------------------------------ ----------------------------
------------------------------------------------ ----------------------------

12b-1 Service Fee                                0.25%

------------------------------------------------ -----------------------------

                                                 -----------------------------

12b-1 Distribution Fee                           0.00%



Class B Shares
------------------------------------------------------------------------------

Initial Sales Charge                                    None


Purchases of less than $250,000
Holding period after purchase              CDSC as  % deducted when shares sold
-------------------------------------------------------
Through first year                                      5.00
-------------------------------------------------------
Through second year                                     4.00
-------------------------------------------------------
Through third year                                      3.00
-------------------------------------------------------
Through fourth year                                     3.00
-------------------------------------------------------
Through fifth year                                      2.00
-------------------------------------------------------
Through sixth year                                      1.00
-------------------------------------------------------
Longer than six years                                   0.00
-------------------------------------------------------

-------------------------------------------------------
Purchases of $250,000 to less than $500,000
-------------------------------------------------------
Holding period after purchase              CDSC as  % deducted when shares sold
-------------------------------------------------------
Through first year                                      3.00
-------------------------------------------------------
Through second year                                     2.00
-------------------------------------------------------
Through third year                                      1.00
-------------------------------------------------------
Longer than three years                                 0.00
-------------------------------------------------------

-------------------------------------------------------
Purchases of $500,000 to less than $1 million
-------------------------------------------------------
Holding period after purchase              CDSC as  % deducted when shares sold
-------------------------------------------------------
Through first year                                      3.00
-------------------------------------------------------
Through second year                                     2.00
-------------------------------------------------------
Through third year                                      1.00
-------------------------------------------------------

------------------------------------------- -----------------------------------

Commission to Selling Broker                Varies between 1.75% and 5.00% based
                                            on transaction amount

-------------------------------------------- ----------------------------------
-------------------------------------------- ----------------------------------

12b-1 Service Fee                                       0.25%

-------------------------------------------- -----------------------------------

                                             ----------------------------------

12b-1 Distribution Fee                                  0.75%



Class C Shares
------------------------------------------------------------------------------

Initial Sales Charge                                    None

-------------------------------------- -----------------------------------

Contingent Deferred Sales Charge       1.00% on redemptions made within one year

-------------------------------------- ---------------------------------------

Commission to Selling Broker                            1.00%

-------------------------------------- ----------------------------------------
-------------------------------------- ----------------------------------------

12b-1 Service Fee                                       0.25%

------------------------------------- -----------------------------------------

                                      -----------------------------------------

12b-1 Distribution Fee                                   0.75%



77I      Terms of new or amended securities.

Liberty Growth Stock Fund

(c) Not applicable

(d) Effective July 15, 2002, Liberty Growth Stock Fund began offering Class A, B and C shares with the following features:

Class A Shares
-------------------------------------------------------------------------------

Initial Sales Charge                                    5.75%


------------------------------------------------------- ----------------------

Contingent Deferred Sales Charge
                                                        1.00%; only applies to
                                                        certain shares bought
                                                        without an initial sales
                                                        charge that are sold
                                                        within 18 months of
                                                        purchase.

------------------------------------------------------- -----------------------

Commission to Selling Broker                           Varies between 1.00% and
                                                       5.00% based on
                                                       transaction amount

------------------------------------------------------- -----------------------
------------------------------------------------------- -----------------------

12b-1 Service Fee                                       0.25%

------------------------------------------------------- -----------------------

 -----------------------------------------------------

12b-1 Distribution Fee                                  0.00%



Class B Shares
-------------------------------------------------------------------------------

Initial Sales Charge                                    None


Purchases of less than $250,000
Holding period after purchase              CDSC as  % deducted when shares sold
-------------------------------------------------------
Through first year                                      5.00
-------------------------------------------------------
Through second year                                     4.00
-------------------------------------------------------
Through third year                                      3.00
-------------------------------------------------------
Through fourth year                                     3.00
-------------------------------------------------------
Through fifth year                                      2.00
-------------------------------------------------------
Through sixth year                                      1.00
-------------------------------------------------------
Longer than six years                                   0.00
-------------------------------------------------------

-------------------------------------------------------
Purchases of $250,000 to less than $500,000
-------------------------------------------------------
Holding period after purchase              CDSC as  % deducted when shares sold
-------------------------------------------------------
Through first year                                      3.00
-------------------------------------------------------
Through second year                                     2.00
-------------------------------------------------------
Through third year                                      1.00
-------------------------------------------------------
Longer than three years                                 0.00
-------------------------------------------------------

-------------------------------------------------------
Purchases of $500,000 to less than $1 million
-------------------------------------------------------
Holding period after purchase              CDSC as  % deducted when shares sold
-------------------------------------------------------
Through first year                                      3.00
-------------------------------------------------------
Through second year                                     2.00
-------------------------------------------------------
Through third year                                      1.00
-------------------------------------------------------

---------------------------------------------- --------------------------------

Commission to Selling Broker                   Varies between 1.75% and 5.00%
                                               based on transaction amount.

----------------------------------------------- -------------------------------
----------------------------------------------- -------------------------------

12b-1 Service Fee                                       0.25%

----------------------------------------------- -------------------------------

                                                -------------------------------

12b-1 Distribution Fee                                  0.75%



Class C Shares
-------------------------------------------------------------------------------

Initial Sales Charge                                    None

---------------------------------------- --------------------------------

Contingent Deferred Sales Charge       1.00% on redemptions made within one year

-------------------------------------- ----------------------------------------

Commission to Selling Broker                            1.00%

------------------------------------- ----------------------------------------
------------------------------------- ----------------------------------------

12b-1 Service Fee                                       0.25%

------------------------------------- -----------------------------------------

 ---------------------------------------------------------------------------

12b-1 Distribution Fee                                   0.75%



77M Mergers
Stein Roe Growth Stock Fund
On June 28, 2002, the shareholders of Stein Roe Focus Fund approved an
Agreement and Plan of Reorganization providing for the sale of substantially all of the assets of the Fund to, and the assumption of all of the liabilities of the Fund by, Stein Roe Growth Stock Fund, in exchange for shares of Stein Roe Growth Stock Fund and the distribution of such shares to the shareholders of the Fund in complete liquidation of the Fund. The Board of Trustees for the Funds approved the mergers on March 13, 2002.

(Agreement and Plan of Reorganization as Appendix A within the Fund's proxy statement dated May 13, 2002 herein incorporated by reference to Accession number 0000950135-02-002167)

77M Mergers cont'd
On June 28, 2002, the shareholders of Liberty Growth Stock Fund (Fund) approved an Agreement and Plan of Reorganization providing for the sale of substantially all of the assets of the Fund to, and the assumption of all of the liabilities of the Fund by, Stein Roe Growth Stock Fund, in exchange for shares of Stein Roe Growth Stock Fund and the distribution of such shares to the shareholders of the Fund in complete liquidation of the Fund. The Board of Trustees for the Funds approved the mergers on March 13, 2002.

(Agreement and Plan of Reorganization as Appendix B within the Fund's proxy statement dated May 13, 2002 herein incorporated by reference to Accession number 0000950135-02-002167)

77M Mergers cont'd
Stein Roe Young Investor Fund
On June 28, 2002, the shareholders of Liberty Young Investor Fund approved an Agreement and Plan of Reorganization providing for the sale of substantially all of the assets of the Fund to, and the assumption of all of the liabilities of the Fund by, Stein Roe Young Investor Fund, in exchange for shares of Stein Roe Young Investor Fund and the distribution of such shares to the shareholders of the Fund in complete liquidation of the Fund. The Board of Trustees for the Funds approved the mergers on March 13, 2002.

(Agreement and Plan of Reorganization as Appendix A within the Fund's proxy statement dated May 13, 2002 herein incorporated by reference to Accession number
 0000950135-02-002167)

77M Mergers cont'd
On June 28, 2002, the shareholders of Liberty Growth Investor Fund (Fund) approved an Agreement and Plan of Reorganization providing for the sale of substantially all of the assets of the Fund to, and the assumption of all of the liabilities of the Fund by, Stein Roe Young Investor Fund in exchange for shares of Stein Roe Young Investor Fund and the distribution of such shares to the shareholders of the Fund in complete liquidation of the Fund. The Board of Trustees for the Funds approved the mergers on March 13, 2002.

(Agreement and Plan of Reorganization as Appendix B within the Fund's proxy statement dated May 13, 2002 herein incorporated by reference to Accession number
 0000950135-02-001688)

77Q1 Exhibits
Accountant's Report on Internal Control
[PricewaterhouseCoopers logo]
PricewaterhouseCoopers LLP
160 Federal Street
Boston, MA 02110-9862
                        Report of Independent Accountants

To the Shareholders and Trustees of
Liberty-Stein Roe Funds Investment Trust

In planning and performing our audits of the financial statements of Liberty Young Investor Fund, Liberty Growth Stock Fund, Stein Roe Balanced Fund, Stein Roe International Fund, Stein Roe Capital Opportunities Fund and Liberty Midcap Growth Fund (the "Funds") (each a series of Liberty-Stein Roe Funds Investment Trust) for the year ended September 30, 2002, we considered their internal control, including control activities for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, and not to provide assurance on internal control.

The management of the Funds is responsible for establishing and maintaining internal control. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. Generally, controls that are relevant to an audit pertain to the entity's objective of preparing financial statements for external purposes that are fairly presented in conformity with generally accepted accounting principles. Those controls include the safeguarding of assets against unauthorized acquisition, use or disposition.

Because of inherent limitations in internal control, errors or fraud may occur and not be detected. Also, projection of any evaluation of internal control to future periods is subject to the risk that it may become inadequate because of changes in conditions or that the effectiveness of the design and operation may deteriorate.

Our consideration of internal control would not necessarily disclose all matters in internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that misstatements caused by error or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving internal control and its operation, including controls for safeguarding securities, that we consider to be material weaknesses as defined above as of September 30, 2002.

This report is intended solely for the information and use of the Board of Trustees, management and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.


PricewaterhouseCoopers LLP
November 13, 2002

77Q1 Exhibits cont'd
Management Agreement

                              MANAGEMENT AGREEMENT

Liberty-Stein Roe Funds Investment Trust, a Massachusetts business trust registered under the Investment Company Act of 1940 ("1940 Act") as an open-end diversified management investment company ("Trust"), hereby appoints Newport Fund Management, Inc., a Virginia corporation registered under the Investment Advisers Act of 1940 as an investment adviser, of San Francisco, California, ("Manager"), to furnish investment advisory and portfolio management services with respect to its assets represented by the shares of beneficial interest issued in Stein Roe International Fund (the "Fund"). Trust and Manager hereby agree that:

1. Investment Management Services. Manager shall manage the investment operations of Trust and Fund, subject to the terms of this Agreement and to the supervision and control of Trust's Board of Trustees ("Board"). Manager agrees to perform, or arrange for the performance of, the following services with respect to Fund:

(a) to obtain and evaluate such information relating to economies, industries, businesses, securities and commodities markets, and individual securities, commodities and indices as it may deem necessary or useful in discharging its responsibilities hereunder;

(b) to formulate and maintain a continuing investment program in a manner consistent with and subject to (i) Trust's agreement and declaration of trust and by-laws; (ii) Fund's investment objectives, policies, and restrictions as set forth in written documents furnished by the Trust to Manager; (iii) all securities, commodities, and tax laws and regulations applicable to Fund and Trust; and (iv) any other written limits or directions furnished by the Trustees to Manager;

(c) unless otherwise directed by the Trustees, to determine from time to time securities, commodities, interests or other investments to be purchased, sold, retained or lent by Fund, and to implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected;

(d) to use reasonable efforts to manage Fund so that it will qualify as a regulated investment company under subchapter M of the Internal Revenue Code of 1986, as amended;

(e) to make recommendations as to the manner in which voting rights, rights to consent to Trust or Fund action, and any other rights pertaining to Trust or Fund shall be exercised;

(f) to make available to Trust promptly upon request all of Fund's records and ledgers and any reports or information reasonably requested by Trust; and

(g) to the extent required by law, to furnish to regulatory authorities any information or reports relating to the services provided pursuant to this Agreement.

Except as otherwise instructed from time to time by the Trustees, with respect to execution of transactions for Trust on behalf of the Fund, Manager shall place, or arrange for the placement of, all orders for purchases, sales, or loans with issuers, brokers, dealers or other counterparties or agents selected by Manager. In connection with the selection of all such parties for the placement of all such orders, Manager shall attempt to obtain most favorable execution and price, but may nevertheless in its sole discretion as a secondary factor, purchase and sell Fund securities from and to brokers and dealers who provide Manager with statistical, research and other information, analysis, advice, and similar services. In recognition of such services or brokerage services provided by a broker or dealer, Manager is hereby authorized to pay such broker or dealer a commission or spread in excess of that which might be charged by another broker or dealer for the same transaction if the Manager determines in good faith that the commission or spread is reasonable in relation to the value of the services so provided.

Trust hereby authorizes any entity or person associated with Manager that is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund to the extent permitted by and in accordance with Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder. Trust hereby consents to the retention by such entity or person of compensation for such transactions in accordance with Rule 11a-2-2(T)(a)(iv).

Manager may, where it deems to be advisable, aggregate orders for its other customers together with any securities of the same type to be sold or purchased for Trust or Fund in order to obtain best execution or lower brokerage commissions. In such event, Manager shall allocate the shares so purchased or sold, as well as the expenses incurred in the transaction, in a manner it considers to be equitable and fair and consistent with its fiduciary obligations to Trust, the Fund and Manager's other customers.

Manager shall for all purposes be deemed to be an independent contractor and not an agent of Trust and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent Trust in any way.

2. Administrative Services. Manager shall supervise the business and affairs of Trust and Fund and shall provide such services and facilities as may be required for effective administration of Trust and Fund as are not provided by employees or other agents engaged by Trust; provided that Manager shall not have any obligation to provide under this Agreement any such services which are the subject of a separate agreement or arrangement between Trust and Manager, any affiliate of Manager, or any third party administrator ("Administrative Agreements").

3. Use of Affiliated Companies and Subcontractors. In connection with the services to be provided by Manager under this Agreement, Manager may, to the extent it deems appropriate, and subject to compliance with the requirements of applicable laws and regulations and upon receipt of written approval of the Trustees, make use of (i) its affiliated companies and their directors, managers, trustees, officers, and employees and (ii) subcontractors selected by Manager, provided that Manager shall supervise and remain fully responsible for the services of all such third parties in accordance with and to the extent provided by this Agreement. All costs and expenses associated with services provided by any such third parties shall be borne by Manager or such parties.

4. Expenses Borne by Trust. Except to the extent expressly assumed by Manager herein or under a separate agreement between Trust and Manager and except to the extent required by law to be paid by Manager, Manager shall not be obligated to pay any costs or expenses incidental to the organization, operations or business of Trust. Without limitation, such costs and expenses shall include but not be limited to:

(a) all charges of depositories, custodians and other agencies for the safekeeping and servicing of its cash, securities, and other property;

(b) all charges for equipment or services used for obtaining price quotations or for communication between Manager or Trust and the custodian, transfer agent or any other agent selected by Trust;

(c) all charges for administrative and accounting services provided to Trust by Manager, or any other provider of such services;

(d) all charges for services of Trust's independent auditors and for services to Trust by legal counsel;

(e) all compensation of Trustees, other than those affiliated with Manager, all expenses incurred in connection with their services to Trust, and all expenses of meetings of the Trustees or committees thereof;

(f) all expenses incidental to holding meetings of holders of units of interest in the Trust ("Unitholders"), including printing and of supplying each record-date Unitholder with notice and proxy solicitation material, and all other proxy solicitation expense;

(g) all expenses of printing of annual or more frequent revisions of Trust prospectus(es) and of supplying each then-existing Unitholder with a copy of a revised prospectus;

(h) all expenses related to preparing and transmitting certificates representing Trust shares;

(i) all expenses of bond and insurance coverage required by law or deemed advisable by the Board of Trustees;

(j) all brokers' commissions and other normal charges incident to the purchase, sale, or lending of portfolio securities;

(k) all taxes and governmental fees payable to federal, state or other governmental agencies, domestic or foreign, including all stamp or other transfer taxes;

(l) all expenses of registering and maintaining the registration of Trust under the 1940 Act and, to the extent no exemption is available, expenses of registering Trust's shares under the 1933 Act, of qualifying and maintaining qualification of Trust and Trust's shares for sale under securities laws of various states or other jurisdictions and of registration and qualification of Trust under all other laws applicable to Trust or its business activities;

(m) all interest on indebtedness, if any, incurred by Trust or Fund; and

(n) all fees, dues and other expenses incurred by Trust in connection with membership of Trust in any trade association or other investment company organization.

5. Allocation of Expenses Borne by Trust. Any expenses borne by Trust that are attributable solely to the organization, operation or business of Trust shall be paid solely out of Fund's assets. Any expense borne by Trust which is not solely attributable to Fund, nor solely to any other series of shares of Trust, shall be apportioned in such manner as Manager determines is fair and appropriate, or as otherwise specified by the Board of Trustees.

6. Expenses Borne by Manager. Manager at its own expense shall furnish all executive and other personnel, office space, and office facilities required to render the investment management and administrative services set forth in this Agreement. Manager shall pay all expenses of establishing, maintaining, and servicing the accounts of Unitholders in the Fund. However, Manager shall not be required to pay or provide any credit for services provided by Trust's custodian or other agents without additional cost to Trust.

In the event that Manager pays or assumes any expenses of Trust or Fund not required to be paid or assumed by Manager under this Agreement, Manager shall not be obligated hereby to pay or assume the same or similar expense in the future; provided that nothing contained herein shall be deemed to relieve Manager of any obligation to Trust or Fund under any separate agreement or arrangement between the parties.

7. Management Fee. For the services rendered, facilities provided, and charges assumed and paid by Manager hereunder, Trust shall pay to Manager out of the assets of the Fund fees at the annual rate of 0.85% of the average net assets of Fund. For the Fund, the management fee shall accrue on each calendar day, and shall be payable monthly on the first business day of the next succeeding calendar month. The daily fee accrual shall be computed by multiplying the fraction of one divided by the number of days in the calendar year by the applicable annual rate of fee, and multiplying this product by the net assets of Fund, determined in the manner established by the Board, as of the close of business on the last preceding business day on which Fund's net asset value was determined.

8. Retention of Sub-Adviser. Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act, Manager may retain one or more sub-advisers at Manager's own cost and expense for the purpose of furnishing one or more of the services described in Section 1 hereof with respect to Trust and Fund. Retention of a sub-adviser shall in no way reduce the responsibilities or obligations of Manager under this Agreement, and Manager shall be responsible to Trust and Fund for all acts or omissions of any sub-adviser in connection with the performance of Manager's duties hereunder.

9. Non-Exclusivity. The services of Manager to Trust hereunder are not to be deemed exclusive and Manager shall be free to render similar services to others.

10. Standard of Care. Neither Manager, nor any of its directors, officers, stockholders, agents or employees shall be liable to Trust or its Unitholders for any error of judgment, mistake of law, loss arising out of any investment, or any other act or omission in the performance by Manager of its duties under this Agreement, except for loss or liability resulting from willful misfeasance, bad faith or gross negligence on Manager's part or from reckless disregard by Manager of its obligations and duties under this Agreement.

11. Amendment. This Agreement may not be amended as to Trust or Fund without the affirmative votes (a) of a majority of the Board of Trustees, including a majority of those Trustees who are not "interested persons" of Trust or of Manager, voting in person at a meeting called for the purpose of voting on such approval, and (b) of a "majority of the outstanding shares" of Trust or with respect to an amendment affecting the Fund, a "majority of the outstanding shares" of the Fund. The terms "interested persons" and "vote of a majority of the outstanding shares" shall be construed in accordance with their respective definitions in the 1940 Act and, with respect to the latter term, in accordance with Rule 18f-2 under the 1940 Act.

12. Effective Date and Termination. This Agreement shall become effective as November 1, 2001. This Agreement may be terminated at any time, without payment of any penalty, as to the Fund by the Board of Trustees of the Trust, or by a vote of a majority of the outstanding shares of the Fund, upon at least sixty
(60) days' written notice to Manager. This Agreement may be terminated by Manager at any time upon at least sixty (60) days' written notice to Trust. This Agreement shall terminate automatically in the event of its "assignment" (as defined in the 1940 Act). Unless terminated as hereinbefore provided, this Agreement shall continue in effect until July 31, 2003, and thereafter from year to year only so long as such continuance is specifically approved at least annually (a) by a majority of those Trustees who are not interested persons of Trust or of Manager, voting in person at a meeting called for the purpose of voting on such approval, and (b) by either the Board of Trustees of the Trust or by a "vote of a majority of the outstanding shares" of Fund.

13. Ownership of Records; Interparty Reporting. All records required to be maintained and preserved by Trust pursuant to the provisions of rules or regulations of the Securities and Exchange Commission under Section 31(a) of the 1940 Act or other applicable laws or regulations which are maintained and preserved by Manager on behalf of Trust and any other records the parties mutually agree shall be maintained by Manager on behalf of Trust are the property of Trust and shall be surrendered by Manager promptly on request by Trust; provided that Manager may at its own expense make and retain copies of any such records.

Trust shall furnish or otherwise make available to Manager such copies of the financial statements, proxy statements, reports, and other information relating to the business and affairs of each Unitholder in Fund as Manager may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

Manager shall prepare and furnish to Trust statistical data and other information in such form and at such intervals as Trust may reasonably request.

14. Non-Liability of Trustees and Unitholders. Any obligation of Trust hereunder shall be binding only upon the assets of Trust (or the applicable portfolio thereof) and shall not be binding upon any Trustee, officer, employee, agent or Unitholder of Trust. Neither the authorization of any action by the Board of Trustees or Unitholders of Trust nor the execution of this Agreement on behalf of Trust shall impose any liability upon any Trustee or any Unitholder.

15. Use of Manager's Name. Trust may use the name "Liberty-Stein Roe Funds Investment Trust" and the Fund name or any other name derived from the name "Stein Roe & Farnham" only for so long as this Agreement or any extension, renewal, or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the business of Manager as investment adviser. At such time as this Agreement or any extension, renewal or amendment hereof, or such other similar agreement shall no longer be in effect, Trust will cease to use any name derived from the name "Stein Roe & Farnham" or otherwise connected with Manager, or with any organization which shall have succeeded to Manager's business as investment adviser.

16. References and Headings. In this Agreement and in any such amendment, references to this Agreement and all expressions such as "herein," "hereof," and "hereunder" shall be deemed to refer to this Agreement as amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this Agreement. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

Dated: September 13, 2002             LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST
                                      on behalf of Stein Roe International Fund



Attest:                                  By: .....
                                             ------
                                             Jean S. Loewenberg
                                             Secretary
..........
Kevin S. Jacobs
Assistant Secretary
                                         NEWPORT FUND MANAGEMENT, INC.


                                         By:......
Attest:                                     Jean S. Loewenberg
                                            Secretary
..........
Kevin S. Jacobs
Assistant Secretary

                              MANAGEMENT AGREEMENT
                                     BETWEEN
                  LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST AND
                        STEIN ROE & FARNHAM INCORPORATED

LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST, a Massachusetts business trust registered under the Investment Company Act of 1940 ("1940 Act") as an open-end diversified management investment company ("Trust"), hereby appoints STEIN ROE & FARNHAM INCORPORATED, a Delaware corporation registered under the Investment Advisers Act of 1940 as an investment adviser, of Chicago, Illinois ("Manager"), to furnish investment advisory and portfolio management services with respect to the portion of its assets represented by the shares of beneficial interest issued in each series listed in Schedule A hereto, as such schedule may be amended from time to time (each such series hereinafter referred to as "Fund"). Trust and Manager hereby agree that:

1. Investment Management Services. Manager shall manage the investment operations of Trust and each Fund, subject to the terms of this Agreement and to the supervision and control of Trust's Board of Trustees ("Trustees"). Manager agrees to perform, or arrange for the performance of, the following services with respect to each Fund:

(a) to obtain and evaluate such information relating to economies, industries, businesses, securities and commodities markets, and individual securities, commodities and indices as it may deem necessary or useful in discharging its responsibilities hereunder;

(b) to formulate and maintain a continuing investment program in a manner consistent with and subject to (i) Trust's agreement and declaration of trust and by-laws; (ii) the Fund's investment objectives, policies, and restrictions as set forth in written documents furnished by the Trust to Manager; (iii) all securities, commodities, and tax laws and regulations applicable to the Fund and Trust; and (iv) any other written limits or directions furnished by the Trustees to Manager;

(c) unless otherwise directed by the Trustees, to determine from time to time securities, commodities, interests or other investments to be purchased, sold, retained or lent by the Fund, and to implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected;

(d) to use reasonable efforts to manage the Fund so that it will qualify as a regulated investment company under subchapter M of the Internal Revenue Code of 1986, as amended;

(e) to make recommendations as to the manner in which voting rights, rights to consent to Trust or Fund action, and any other rights pertaining to Trust or the Fund shall be exercised;

(f) to make available to Trust promptly upon request all of the Fund's records and ledgers and any reports or information reasonably requested by the Trust; and

(g) to the extent required by law, to furnish to regulatory authorities any information or reports relating to the services provided pursuant to this Agreement.

Except as otherwise instructed from time to time by the Trustees, with respect to execution of transactions for Trust on behalf of a Fund, Manager shall place, or arrange for the placement of, all orders for purchases, sales, or loans with issuers, brokers, dealers or other counter parties or agents selected by Manager. In connection with the selection of all such parties for the placement of all such orders, Manager shall attempt to obtain most favorable execution and price, but may nevertheless in its sole discretion as a secondary factor, purchase and sell portfolio securities from and to brokers and dealers who provide Manager with statistical, research and other information, analysis, advice, and similar services. In recognition of such services or brokerage services provided by a broker or dealer, Manager is hereby authorized to pay such broker or dealer a commission or spread in excess of that which might be charged by another broker or dealer for the same transaction if the Manager determines in good faith that the commission or spread is reasonable in relation to the value of the services so provided.

Trust hereby authorizes any entity or person associated with Manager that is a member of a national securities exchange to effect any transaction on the exchange for the account of a Fund to the extent permitted by and in accordance with Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder. Trust hereby consents to the retention by such entity or person of compensation for such transactions in accordance with Rule 11a-2-2(T)(a)(iv).

Manager may, where it deems to be advisable, aggregate orders for its other customers together with any securities of the same type to be sold or purchased for Trust or one or more Funds in order to obtain best execution or lower brokerage commissions. In such event, Manager shall allocate the shares so purchased or sold, as well as the expenses incurred in the transaction, in a manner it considers to be equitable and fair and consistent with its fiduciary obligations to Trust, the Funds, and Manager's other customers.

Manager shall for all purposes be deemed to be an independent contractor and not an agent of Trust and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent Trust in any way.

2. Administrative Services. Manager shall supervise the business and affairs of Trust and each Fund and shall provide such services and facilities as may be required for effective administration of Trust and Funds as are not provided by employees or other agents engaged by Trust; provided that Manager shall not have any obligation to provide under this Agreement any such services which are the subject of a separate agreement or arrangement between Trust and Manager, any affiliate of Manager, or any third party administrator ("Administrative Agreements").

3. Use of Affiliated Companies and Subcontractors. In connection with the services to be provided by Manager under this Agreement, Manager may, to the extent it deems appropriate, and subject to compliance with the requirements of applicable laws and regulations and upon receipt of written approval of the Trustees, make use of (i) its affiliated companies and their directors, trustees, officers, and employees and (ii) subcontractors selected by Manager, provided that Manager shall supervise and remain fully responsible for the services of all such third parties in accordance with and to the extent provided by this Agreement. All costs and expenses associated with services provided by any such third parties shall be borne by Manager or such parties.

4. Expenses Borne by Trust. Except to the extent expressly assumed by Manager herein or under a separate agreement between Trust and Manager and except to the extent required by law to be paid by Manager, Manager shall not be obligated to pay any costs or expenses incidental to the organization, operations or business of the Trust. Without limitation, such costs and expenses shall include but not be limited to:

(a) all charges of depositories, custodians and other agencies for the safekeeping and servicing of its cash, securities, and other property;

(b) all charges for equipment or services used for obtaining price quotations or for communication between Manager or Trust and the custodian, transfer agent or any other agent selected by Trust;

(c) all charges for administrative and accounting services provided to Trust by Manager, or any other provider of such services;

(d) all charges for services of Trust's independent auditors and for services to Trust by legal counsel;

(e) all compensation of Trustees, other than those affiliated with Manager, all expenses incurred in connection with their services to Trust, and all expenses of meetings of the Trustees or committees thereof;

(f) all expenses incidental to holding meetings of holders of units of interest in the Trust ("Unitholders"), including printing and of supplying each record-date Unitholder with notice and proxy solicitation material, and all other proxy solicitation expense;

(g) all expenses of printing of annual or more frequent revisions of Trust prospectus(es) and of supplying each then-existing Unitholder with a copy of a revised prospectus;

(h) all expenses related to preparing and transmitting certificates representing Trust shares;

(i) all expenses of bond and insurance coverage required by law or deemed advisable by the Board of Trustees;

(j) all brokers' commissions and other normal charges incident to the purchase, sale, or lending of portfolio securities;

(k) all taxes and governmental fees payable to Federal, state or other governmental agencies, domestic or foreign, including all stamp or other transfer taxes;

(l) all expenses of registering and maintaining the registration of Trust under the 1940 Act and, to the extent no exemption is available, expenses of registering Trust's shares under the 1933 Act, of qualifying and maintaining qualification of Trust and of Trust's shares for sale under securities laws of various states or other jurisdictions and of registration and qualification of Trust under all other laws applicable to Trust or its business activities;

(m) all interest on indebtedness, if any, incurred by Trust or a Fund; and

(n) all fees, dues and other expenses incurred by Trust in connection with membership of Trust in any trade association or other investment company organization.

5. Allocation of Expenses Borne by Trust. Any expenses borne by Trust that are attributable solely to the organization, operation or business of a Fund shall be paid solely out of Fund assets. Any expense borne by Trust which is not solely attributable to a Fund, nor solely to any other series of shares of Trust, shall be apportioned in such manner as Manager determines is fair and appropriate, or as otherwise specified by the Board of Trustees.

6. Expenses Borne by Manager. Manager at its own expense shall furnish all executive and other personnel, office space, and office facilities required to render the investment management and administrative services set forth in this Agreement. Manager shall pay all expenses of establishing, maintaining, and servicing the accounts of Unitholders in each Fund listed in Exhibit A. However, Manager shall not be required to pay or provide any credit for services provided by Trust's custodian or other agents without additional cost to Trust.

In the event that Manager pays or assumes any expenses of Trust or a Fund not required to be paid or assumed by Manager under this Agreement, Manager shall not be obligated hereby to pay or assume the same or similar expense in the future; provided that nothing contained herein shall be deemed to relieve Manager of any obligation to Trust or a Fund under any separate agreement or arrangement between the parties.

7. Management Fee. For the services rendered, facilities provided, and charges assumed and paid by Manager hereunder, Trust shall pay to Manager out of the assets of each Fund fees at the annual rate for such Fund as set forth in Schedule B to this Agreement. For each Fund, the management fee shall accrue on each calendar day, and shall be payable monthly on the first business day of the next succeeding calendar month. The daily fee accrual shall be computed by multiplying the fraction of one divided by the number of days in the calendar year by the applicable annual rate of fee, and multiplying this product by the net assets of the Fund, determined in the manner established by the Board of Trustees, as of the close of business on the last preceding business day on which the Fund's net asset value was determined.

8. Retention of Sub-Adviser. Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act, Manager may retain one or more sub-advisers at Manager's own cost and expense for the purpose of furnishing one or more of the services described in Section 1 hereof with respect to Trust or one or more Funds. Retention of a sub-adviser shall in no way reduce the responsibilities or obligations of Manager under this Agreement, and Manager shall be responsible to Trust and its Funds for all acts or omissions of any sub-adviser in connection with the performance of Manager's duties hereunder.

9. Non-Exclusivity. The services of Manager to Trust hereunder are not to be deemed exclusive and Manager shall be free to render similar services to others.

10. Standard of Care. Neither Manager, nor any of its directors, officers, stockholders, agents or employees shall be liable to Trust or its Unitholders for any error of judgment, mistake of law, loss arising out of any investment, or any other act or omission in the performance by Manager of its duties under this Agreement, except for loss or liability resulting from willful misfeasance, bad faith or gross negligence on Manager's part or from reckless disregard by Manager of its obligations and duties under this Agreement.

11. Amendment. This Agreement may not be amended as to Trust or any Fund without the affirmative votes (a) of a majority of the Board of Trustees, including a majority of those Trustees who are not "interested persons" of Trust or of Manager, voting in person at a meeting called for the purpose of voting on such approval, and (b) of a "majority of the outstanding shares" of Trust or, with respect to an amendment affecting an individual Fund, a "majority of the outstanding shares" of that Fund. The terms "interested persons" and "vote of a majority of the outstanding shares" shall be construed in accordance with their respective definitions in the 1940 Act and, with respect to the latter term, in accordance with Rule 18f-2 under the 1940 Act.

12. Effective Date and Termination. This Agreement shall become effective as to any Fund as of the effective date for that Fund specified in Schedule A hereto. This Agreement may be terminated at any time, without payment of any penalty, as to any Fund by the Board of Trustees of Trust, or by a vote of a majority of the outstanding shares of that Fund, upon at least sixty (60) days' written notice to Manager. This Agreement may be terminated by Manager at any time upon at least sixty (60) days' written notice to Trust. This Agreement shall terminate automatically in the event of its "assignment" (as defined in the 1940 Act). Unless terminated as hereinbefore provided, this Agreement shall continue in effect with respect to any Fund until the end of the initial term applicable to that Fund specified in Schedule A and thereafter from year to year only so long as such continuance is specifically approved with respect to that Fund at least annually (a) by a majority of those Trustees who are not interested persons of Trust or of Manager, voting in person at a meeting called for the purpose of voting on such approval, and (b) by either the Board of Trustees of Trust or by a "vote of a majority of the outstanding shares" of the Fund.

13. Ownership of Records; Interparty Reporting. All records required to be maintained and preserved by Trust pursuant to the provisions of rules or regulations of the Securities and Exchange Commission under Section 31(a) of the 1940 Act or other applicable laws or regulations which are maintained and preserved by Manager on behalf of Trust and any other records the parties mutually agree shall be maintained by Manager on behalf of Trust are the property of Trust and shall be surrendered by Manager promptly on request by Trust; provided that Manager may at its own expense make and retain copies of any such records.

Trust shall furnish or otherwise make available to Manager such copies of the financial statements, proxy statements, reports, and other information relating to the business and affairs of each Unitholder in a Fund as Manager may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

Manager shall prepare and furnish to Trust as to each Fund statistical data and other information in such form and at such intervals as Trust may reasonably request.

14. Non-Liability of Trustees and Unitholders. Any obligation of Trust hereunder shall be binding only upon the assets of Trust (or the applicable Fund thereof) and shall not be binding upon any Trustee, officer, employee, agent or Unitholder of Trust. Neither the authorization of any action by the Trustees or Unitholders of Trust nor the execution of this Agreement on behalf of Trust shall impose any liability upon any Trustee or any Unitholder.

15. Use of Manager's Name. Trust may use the name "Liberty-Stein Roe Funds Investment Trust" and the Fund names listed in Schedule A or any other name derived from the name "Stein Roe & Farnham" only for so long as this Agreement or any extension, renewal, or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the business of Manager as investment adviser. At such time as this Agreement or any extension, renewal or amendment hereof, or such other similar agreement shall no longer be in effect, Trust will cease to use any name derived from the name "Stein Roe & Farnham" or otherwise connected with Manager, or with any organization which shall have succeeded to Manager's business as investment adviser.

16. References and Headings. In this Agreement and in any such amendment, references to this Agreement and all expressions such as "herein," "hereof," and "hereunder" shall be deemed to refer to this Agreement as amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this Agreement. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

Dated: November 1, 2001                LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST



Attest:______________________________               By:
           Kevin S. Jacobs                              William J. Ballou
           Assistant Secretary                          Secretary





                        STEIN ROE & FARNHAM INCORPORATED



Attest: ______________________________              By:
            Kevin S. Jacobs                             William J. Ballou
            Assistant Secretary                         Assistant Secretary




S:\Advisory Agreements\Liberty Stein Roe Funds MA Investment Trust.doc

                    LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST
                              MANAGEMENT AGREEMENT
SCHEDULE A

The Funds of the Trust currently subject to this Agreement are as follows:


                                              Effective        End of
                                                Date        Initial Term

Liberty Midcap Growth Fund                     11/01/01       07/31/03
Stein Roe Focus Fund                           11/01/01       07/31/03
Stein Roe Small Company Growth Fund            11/01/01       07/31/03
Stein Roe Capital Opportunities Fund           11/01/01       07/31/03
Stein Roe Global Thematic Equity Fund          11/01/01       07/31/03
Stein Roe European Thematic Equity Fund        11/01/01       07/31/03
Stein Roe Asia Pacific Fund                    11/01/01       07/31/03




Dated: November 1, 2001



                                       LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST



Attest:                                       By:
        -------------------------------
          Kevin S. Jacobs                       William J. Ballou
          Assistant Secretary                   Secretary


                                        STEIN ROE & FARNHAM INCORPORATED



Attest:                                        By:
        --------------------------------
           Kevin S. Jacobs                      William J. Ballou
           Assistant Secretary                  Assistant Secretary

                    LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST
                              MANAGEMENT AGREEMENT
                                   SCHEDULE B

Compensation pursuant to Section 7 of this Agreement shall be calculated in accordance with the following schedules applicable to average daily net assets of the Funds:

Schedule for Stein Roe Capital Opportunities Fund, Liberty Midcap Growth Fund and Stein Roe Focus Fund 0.750% on first $500 million 0.700% on next $500 million 0.650% on next $500 million 0.600% thereafter

Schedule for Stein Roe Asia Pacific Fund
0.95% of average daily net assets

Schedule for Stein Roe Small Company Growth Fund, Stein Roe Global Thematic Equity Fund and Stein Roe European Thematic Equity Fund

0.85% of average daily net assets



Dated: November 1, 2001

                                        LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST



Attest:                                            By:
        -------------------------------
            Kevin S. Jacobs                         William J. Ballou
            Assistant Secretary                     Secretary


                                         STEIN ROE & FARNHAM NCORPORATED



Attest:                                             By:
        ------------------------------------
            Kevin S. Jacobs                         William J. Ballou
            Assistant Secretary                     Assistant Secretary

                    LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST
                              MANAGEMENT AGREEMENT
SCHEDULE A

The Funds of the Trust currently subject to this Agreement are as follows:


                                               Effective        End of
                                                  Date        Initial Term

Liberty Midcap Growth Fund                     11/01/01         07/31/03
Stein Roe Small Company Growth Fund            11/01/01         07/31/03
Stein Roe Capital Opportunities Fund           11/01/01         07/31/03
Stein Roe Global Thematic Equity Fund          11/01/01         07/31/03
Stein Roe European Thematic Equity Fund        11/01/01         07/31/03
Liberty Growth Stock Fund                       7/15/02         07/31/03
Liberty Young Investor Fund                     7/29/02         07/31/03



Dated: July 15, 2002



                                      LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST



Attest:                                            By:
        ------------------------------------
          Kevin S. Jacobs                           Jean S. Loewenberg
          Assistant Secretary                       Secretary


                                       STEIN ROE & FARNHAM INCORPORATED



Attest:                                                By:
        ------------------------------------
           Kevin S. Jacobs                                 Jean S. Loewenberg
           Assistant Secretary                             Secretary

                    LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST
                              MANAGEMENT AGREEMENT
                                   SCHEDULE B

Compensation pursuant to Section 7 of this Agreement shall be calculated in accordance with the following schedules applicable to average daily net assets of the Funds:

Schedule for Stein Roe Capital Opportunities Fund and Liberty Midcap Growth Fund 0.750% on first $500 million 0.700% on next $500 million 0.650% on next $500 million 0.600% thereafter

Schedule for Liberty Growth Stock Fund 0.60% up to $500 million 0.55% next $500 million 0.50% next $1 billion 0.45% thereafter

Schedule for Liberty Young Investor Fund 0.60% up to $500 million 0.55% next $500 million 0.50% thereafter

Schedule for Stein Roe Small Company Growth Fund, Stein Roe Global Thematic Equity Fund and Stein Roe European Thematic Equity Fund

0.85% of average daily net assets



Dated: July 15, 2002

                                     LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST


Attest:                                                  By:
        ------------------------------------
            Kevin S. Jacobs                              Jean S. Loewenberg
            Assistant Secretary                          Secretary


                                          STEIN ROE & FARNHAM NCORPORATED


Attest:                                                  By:
        ------------------------------------
            Kevin S. Jacobs                              Jean S. Loewenberg
            Assistant Secretary                          Secretary

                              MANAGEMENT AGREEMENT
                                     BETWEEN
                  LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST AND
                        STEIN ROE & FARNHAM INCORPORATED

LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST, a Massachusetts business trust registered under the Investment Company Act of 1940 ("1940 Act") as an open-end diversified management investment company ("Trust"), hereby appoints STEIN ROE & FARNHAM INCORPORATED, a Delaware corporation registered under the Investment Advisers Act of 1940 as an investment adviser, of Chicago, Illinois ("Manager"), to furnish investment advisory and portfolio management services with respect to the portion of its assets represented by the shares of beneficial interest issued in each series listed in Schedule A hereto, as such schedule may be amended from time to time (each such series hereinafter referred to as "Fund"). Trust and Manager hereby agree that:

1. Investment Management Services. Manager shall manage the investment operations of Trust and each Fund, subject to the terms of this Agreement and to the supervision and control of Trust's Board of Trustees ("Trustees"). Manager agrees to perform, or arrange for the performance of, the following services with respect to each Fund:

(a) to obtain and evaluate such information relating to economies, industries, businesses, securities and commodities markets, and individual securities, commodities and indices as it may deem necessary or useful in discharging its responsibilities hereunder;

(b) to formulate and maintain a continuing investment program in a manner consistent with and subject to (i) Trust's agreement and declaration of trust and by-laws; (ii) the Fund's investment objectives, policies, and restrictions as set forth in written documents furnished by the Trust to Manager; (iii) all securities, commodities, and tax laws and regulations applicable to the Fund and Trust; and (iv) any other written limits or directions furnished by the Trustees to Manager;

(c) unless otherwise directed by the Trustees, to determine from time to time securities, commodities, interests or other investments to be purchased, sold, retained or lent by the Fund, and to implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected;

(d) to use reasonable efforts to manage the Fund so that it will qualify as a regulated investment company under subchapter M of the Internal Revenue Code of 1986, as amended;

(e) to make recommendations as to the manner in which voting rights, rights to consent to Trust or Fund action, and any other rights pertaining to Trust or the Fund shall be exercised;

(f) to make available to Trust promptly upon request all of the Fund's records and ledgers and any reports or information reasonably requested by the Trust; and

(g) to the extent required by law, to furnish to regulatory authorities any information or reports relating to the services provided pursuant to this Agreement.

Except as otherwise instructed from time to time by the Trustees, with respect to execution of transactions for Trust on behalf of a Fund, Manager shall place, or arrange for the placement of, all orders for purchases, sales, or loans with issuers, brokers, dealers or other counter parties or agents selected by Manager. In connection with the selection of all such parties for the placement of all such orders, Manager shall attempt to obtain most favorable execution and price, but may nevertheless in its sole discretion as a secondary factor, purchase and sell portfolio securities from and to brokers and dealers who provide Manager with statistical, research and other information, analysis, advice, and similar services. In recognition of such services or brokerage services provided by a broker or dealer, Manager is hereby authorized to pay such broker or dealer a commission or spread in excess of that which might be charged by another broker or dealer for the same transaction if the Manager determines in good faith that the commission or spread is reasonable in relation to the value of the services so provided.

Trust hereby authorizes any entity or person associated with Manager that is a member of a national securities exchange to effect any transaction on the exchange for the account of a Fund to the extent permitted by and in accordance with Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder. Trust hereby consents to the retention by such entity or person of compensation for such transactions in accordance with Rule 11a-2-2(T)(a)(iv).

Manager may, where it deems to be advisable, aggregate orders for its other customers together with any securities of the same type to be sold or purchased for Trust or one or more Funds in order to obtain best execution or lower brokerage commissions. In such event, Manager shall allocate the shares so purchased or sold, as well as the expenses incurred in the transaction, in a manner it considers to be equitable and fair and consistent with its fiduciary obligations to Trust, the Funds, and Manager's other customers.

Manager shall for all purposes be deemed to be an independent contractor and not an agent of Trust and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent Trust in any way.

2. Administrative Services. Manager shall supervise the business and affairs of Trust and each Fund and shall provide such services and facilities as may be required for effective administration of Trust and Funds as are not provided by employees or other agents engaged by Trust; provided that Manager shall not have any obligation to provide under this Agreement any such services which are the subject of a separate agreement or arrangement between Trust and Manager, any affiliate of Manager, or any third party administrator ("Administrative Agreements").

3. Use of Affiliated Companies and Subcontractors. In connection with the services to be provided by Manager under this Agreement, Manager may, to the extent it deems appropriate, and subject to compliance with the requirements of applicable laws and regulations and upon receipt of written approval of the Trustees, make use of (i) its affiliated companies and their directors, trustees, officers, and employees and (ii) subcontractors selected by Manager, provided that Manager shall supervise and remain fully responsible for the services of all such third parties in accordance with and to the extent provided by this Agreement. All costs and expenses associated with services provided by any such third parties shall be borne by Manager or such parties.

4. Expenses Borne by Trust. Except to the extent expressly assumed by Manager herein or under a separate agreement between Trust and Manager and except to the extent required by law to be paid by Manager, Manager shall not be obligated to pay any costs or expenses incidental to the organization, operations or business of the Trust. Without limitation, such costs and expenses shall include but not be limited to:

(a) all charges of depositories, custodians and other agencies for the safekeeping and servicing of its cash, securities, and other property;

(b) all charges for equipment or services used for obtaining price quotations or for communication between Manager or Trust and the custodian, transfer agent or any other agent selected by Trust;

(c) all charges for administrative and accounting services provided to Trust by Manager, or any other provider of such services;

(d) all charges for services of Trust's independent auditors and for services to Trust by legal counsel;

(e) all compensation of Trustees, other than those affiliated with Manager, all expenses incurred in connection with their services to Trust, and all expenses of meetings of the Trustees or committees thereof;

(f) all expenses incidental to holding meetings of holders of units of interest in the Trust ("Unitholders"), including printing and of supplying each record-date Unitholder with notice and proxy solicitation material, and all other proxy solicitation expense;

(g) all expenses of printing of annual or more frequent revisions of Trust prospectus(es) and of supplying each then-existing Unitholder with a copy of a revised prospectus;

(h) all expenses related to preparing and transmitting certificates representing Trust shares;

(i) all expenses of bond and insurance coverage required by law or deemed advisable by the Board of Trustees;

(j) all brokers' commissions and other normal charges incident to the purchase, sale, or lending of portfolio securities;

(k) all taxes and governmental fees payable to Federal, state or other governmental agencies, domestic or foreign, including all stamp or other transfer taxes;

(l) all expenses of registering and maintaining the registration of Trust under the 1940 Act and, to the extent no exemption is available, expenses of registering Trust's shares under the 1933 Act, of qualifying and maintaining qualification of Trust and of Trust's shares for sale under securities laws of various states or other jurisdictions and of registration and qualification of Trust under all other laws applicable to Trust or its business activities;

(m) all interest on indebtedness, if any, incurred by Trust or a Fund; and

(n) all fees, dues and other expenses incurred by Trust in connection with membership of Trust in any trade association or other investment company organization.

5. Allocation of Expenses Borne by Trust. Any expenses borne by Trust that are attributable solely to the organization, operation or business of a Fund shall be paid solely out of Fund assets. Any expense borne by Trust which is not solely attributable to a Fund, nor solely to any other series of shares of Trust, shall be apportioned in such manner as Manager determines is fair and appropriate, or as otherwise specified by the Board of Trustees.

6. Expenses Borne by Manager. Manager at its own expense shall furnish all executive and other personnel, office space, and office facilities required to render the investment management and administrative services set forth in this Agreement. Manager shall pay all expenses of establishing, maintaining, and servicing the accounts of Unitholders in each Fund listed in Exhibit A. However, Manager shall not be required to pay or provide any credit for services provided by Trust's custodian or other agents without additional cost to Trust.

In the event that Manager pays or assumes any expenses of Trust or a Fund not required to be paid or assumed by Manager under this Agreement, Manager shall not be obligated hereby to pay or assume the same or similar expense in the future; provided that nothing contained herein shall be deemed to relieve Manager of any obligation to Trust or a Fund under any separate agreement or arrangement between the parties.

7. Management Fee. For the services rendered, facilities provided, and charges assumed and paid by Manager hereunder, Trust shall pay to Manager out of the assets of each Fund fees at the annual rate for such Fund as set forth in Schedule B to this Agreement. For each Fund, the management fee shall accrue on each calendar day, and shall be payable monthly on the first business day of the next succeeding calendar month. The daily fee accrual shall be computed by multiplying the fraction of one divided by the number of days in the calendar year by the applicable annual rate of fee, and multiplying this product by the net assets of the Fund, determined in the manner established by the Board of Trustees, as of the close of business on the last preceding business day on which the Fund's net asset value was determined.

8. Retention of Sub-Adviser. Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act, Manager may retain one or more sub-advisers at Manager's own cost and expense for the purpose of furnishing one or more of the services described in Section 1 hereof with respect to Trust or one or more Funds. Retention of a sub-adviser shall in no way reduce the responsibilities or obligations of Manager under this Agreement, and Manager shall be responsible to Trust and its Funds for all acts or omissions of any sub-adviser in connection with the performance of Manager's duties hereunder.

9. Non-Exclusivity. The services of Manager to Trust hereunder are not to be deemed exclusive and Manager shall be free to render similar services to others.

10. Standard of Care. Neither Manager, nor any of its directors, officers, stockholders, agents or employees shall be liable to Trust or its Unitholders for any error of judgment, mistake of law, loss arising out of any investment, or any other act or omission in the performance by Manager of its duties under this Agreement, except for loss or liability resulting from willful misfeasance, bad faith or gross negligence on Manager's part or from reckless disregard by Manager of its obligations and duties under this Agreement.

11. Amendment. This Agreement may not be amended as to Trust or any Fund without the affirmative votes (a) of a majority of the Board of Trustees, including a majority of those Trustees who are not "interested persons" of Trust or of Manager, voting in person at a meeting called for the purpose of voting on such approval, and (b) of a "majority of the outstanding shares" of Trust or, with respect to an amendment affecting an individual Fund, a "majority of the outstanding shares" of that Fund. The terms "interested persons" and "vote of a majority of the outstanding shares" shall be construed in accordance with their respective definitions in the 1940 Act and, with respect to the latter term, in accordance with Rule 18f-2 under the 1940 Act.

12. Effective Date and Termination. This Agreement shall become effective as to any Fund as of the effective date for that Fund specified in Schedule A hereto. This Agreement may be terminated at any time, without payment of any penalty, as to any Fund by the Board of Trustees of Trust, or by a vote of a majority of the outstanding shares of that Fund, upon at least sixty (60) days' written notice to Manager. This Agreement may be terminated by Manager at any time upon at least sixty (60) days' written notice to Trust. This Agreement shall terminate automatically in the event of its "assignment" (as defined in the 1940 Act). Unless terminated as hereinbefore provided, this Agreement shall continue in effect with respect to any Fund until the end of the initial term applicable to that Fund specified in Schedule A and thereafter from year to year only so long as such continuance is specifically approved with respect to that Fund at least annually (a) by a majority of those Trustees who are not interested persons of Trust or of Manager, voting in person at a meeting called for the purpose of voting on such approval, and (b) by either the Board of Trustees of Trust or by a "vote of a majority of the outstanding shares" of the Fund.

13. Ownership of Records; Interparty Reporting. All records required to be maintained and preserved by Trust pursuant to the provisions of rules or regulations of the Securities and Exchange Commission under Section 31(a) of the 1940 Act or other applicable laws or regulations which are maintained and preserved by Manager on behalf of Trust and any other records the parties mutually agree shall be maintained by Manager on behalf of Trust are the property of Trust and shall be surrendered by Manager promptly on request by Trust; provided that Manager may at its own expense make and retain copies of any such records.

Trust shall furnish or otherwise make available to Manager such copies of the financial statements, proxy statements, reports, and other information relating to the business and affairs of each Unitholder in a Fund as Manager may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

Manager shall prepare and furnish to Trust as to each Fund statistical data and other information in such form and at such intervals as Trust may reasonably request.

14. Non-Liability of Trustees and Unitholders. Any obligation of Trust hereunder shall be binding only upon the assets of Trust (or the applicable Fund thereof) and shall not be binding upon any Trustee, officer, employee, agent or Unitholder of Trust. Neither the authorization of any action by the Trustees or Unitholders of Trust nor the execution of this Agreement on behalf of Trust shall impose any liability upon any Trustee or any Unitholder.

15. Use of Manager's Name. Trust may use the name "Liberty-Stein Roe Funds Investment Trust" and the Fund names listed in Schedule A or any other name derived from the name "Stein Roe & Farnham" only for so long as this Agreement or any extension, renewal, or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the business of Manager as investment adviser. At such time as this Agreement or any extension, renewal or amendment hereof, or such other similar agreement shall no longer be in effect, Trust will cease to use any name derived from the name "Stein Roe & Farnham" or otherwise connected with Manager, or with any organization which shall have succeeded to Manager's business as investment adviser.

16. References and Headings. In this Agreement and in any such amendment, references to this Agreement and all expressions such as "herein," "hereof," and "hereunder" shall be deemed to refer to this Agreement as amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this Agreement. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

Dated: November 1, 2001                LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST



Attest:______________________________               By:
           Kevin S. Jacobs                              William J. Ballou
           Assistant Secretary                          Secretary





                        STEIN ROE & FARNHAM INCORPORATED



Attest: ______________________________              By:
            Kevin S. Jacobs                             William J. Ballou
            Assistant Secretary                         Assistant Secretary




S:\Advisory Agreements\Liberty Stein Roe Funds MA Investment Trust.doc

                    LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST
                              MANAGEMENT AGREEMENT
SCHEDULE A

The Funds of the Trust currently subject to this Agreement are as follows:


                                               Effective        End of
                                                  Date      Initial Term

Liberty Midcap Growth Fund                     11/01/01       07/31/03
Stein Roe Focus Fund                           11/01/01       07/31/03
Stein Roe Small Company Growth Fund            11/01/01       07/31/03
Stein Roe Capital Opportunities Fund           11/01/01       07/31/03
Stein Roe Global Thematic Equity Fund          11/01/01       07/31/03
Stein Roe European Thematic Equity Fund        11/01/01       07/31/03
Stein Roe Asia Pacific Fund                    11/01/01       07/31/03




Dated: November 1, 2001



                                       LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST



Attest:                                                By:
        ------------------------------------
          Kevin S. Jacobs                             William J. Ballou
          Assistant Secretary                         Secretary


                                           STEIN ROE & FARNHAM INCORPORATED



Attest:                                                By:
        ------------------------------------
           Kevin S. Jacobs                                 William J. Ballou
           Assistant Secretary                             Assistant Secretary

                    LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST
                              MANAGEMENT AGREEMENT
                                   SCHEDULE B

Compensation pursuant to Section 7 of this Agreement shall be calculated in accordance with the following schedules applicable to average daily net assets of the Funds:

Schedule for Stein Roe Capital Opportunities Fund, Liberty Midcap Growth Fund and Stein Roe Focus Fund 0.750% on first $500 million 0.700% on next $500 million 0.650% on next $500 million 0.600% thereafter

Schedule for Stein Roe Asia Pacific Fund
0.95% of average daily net assets

Schedule for Stein Roe Small Company Growth Fund, Stein Roe Global Thematic Equity Fund and Stein Roe European Thematic Equity Fund

0.85% of average daily net assets



Dated: November 1, 2001

                                        LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST



Attest:                                                  By:
        ------------------------------------
            Kevin S. Jacobs                              William J. Ballou
            Assistant Secretary                          Secretary


                                          STEIN ROE & FARNHAM NCORPORATED



Attest:                                                  By:
        ------------------------------------
            Kevin S. Jacobs                              William J. Ballou
            Assistant Secretary                          Assistant Secretary

                    LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST
                              MANAGEMENT AGREEMENT
SCHEDULE A

The Funds of the Trust currently subject to this Agreement are as follows:

                                          Effective               End of
                                            Date               Initial Term

Liberty Midcap Growth Fund                 11/01/01                 07/31/03
Stein Roe Capital Opportunities Fund       11/01/01                 07/31/03
Liberty Global Thematic Equity Fund        11/01/01                 07/31/03
Liberty European Thematic Equity Fund      11/01/01                 07/31/03
Liberty Growth Stock Fund                   7/15/02                 07/31/03
Liberty Young Investor Fund                 7/29/02                 07/31/03
Stein Roe Balanced Fund                     9/13/02                 07/31/03


Dated: September 13, 2002



                                        LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST



Attest:                                                By:
        ------------------------------------
          Kevin S. Jacobs                                  Jean S. Loewenberg
          Assistant Secretary                              Secretary


                                               STEIN ROE & FARNHAM INCORPORATED



Attest:                                                By:
        ------------------------------------
           Kevin S. Jacobs                                 Jean S. Loewenberg
           Assistant Secretary                             Secretary

                    LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST
                              MANAGEMENT AGREEMENT
                                   SCHEDULE B

Compensation pursuant to Section 7 of this Agreement shall be calculated in accordance with the following schedules applicable to average daily net assets of the Funds:

Schedule for Stein Roe Capital Opportunities Fund and Liberty Midcap Growth
Fund:

0.750% on first $500 million 0.700% on next $500 million 0.650% on next $500 million 0.600% thereafter

Schedule for Liberty Growth Stock Fund:

0.60% up to $500 million
0.55% next $500 million
0.50% next $1 billion
0.45% thereafter

Schedule for Liberty Young Investor Fund:

0.60% up to $500 million
0.55% next $500 million
0.50% thereafter

Schedule for Liberty Global Thematic Equity Fund and Liberty European Thematic Equity Fund:

0.85% of average daily net assets

Schedule for Stein Roe Balanced Fund:

0.55% up to $500 million
0.50% next $500 million
0.45% thereafter

Dated: September 13, 2002

                                      LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST


Attest:                                                  By:
        ------------------------------------
            Kevin S. Jacobs                              Jean S. Loewenberg
            Assistant Secretary                          Secretary


                                              STEIN ROE & FARNHAM NCORPORATED


Attest:                                                  By:
        ------------------------------------
            Kevin S. Jacobs                              Jean S. Loewenberg
            Assistant Secretary                          Secretary

77Q1 Exhibits cont'd
Sub-Advisory Agreement
                             SUB-ADVISORY AGREEMENT

         SUB-ADVISORY AGREEMENT, dated this 6th day of September, 2002, among STEIN ROE & FARNHAM INCORPORATED, a Delaware corporation (the "Adviser"), NORDEA INVESTMENT MANAGEMENT NORTH AMERICA, INC, a company incorporated under the laws of the State of Delaware (the "Sub-Adviser") and LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST (the "Trust"), on behalf of Stein Roe Balanced Fund (the "Fund").

                                   WITNESSETH:

         WHEREAS, the Adviser provides the Fund, a series of the Trust, an open-end investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), business services pursuant to the terms and conditions of an investment advisory agreement dated September 6th, 2002 (the "Advisory Agreement") between the Adviser and the Trust, on behalf of the Fund; and

          WHEREAS, the Sub-Adviser is willing to provide services to the Adviser with respect to the Fund's assets on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

         1. Duties of the Sub-Adviser. Subject to the supervision of the Trustees of the Trust and the Adviser, the Sub-Adviser will: (a) manage the investment of a portion of the assets of the Fund, as determined by the Adviser, in accordance with the Fund's investment objectives, policies and limitations as stated in the Fund's then current Prospectus (the "Prospectus") and Statement of Additional Information (the "Statement"), and in compliance with the 1940 Act and the rules, regulations and orders thereunder; (b) place purchase and sale orders for portfolio transactions for the Fund; (c) evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable; (d) employ professional portfolio managers to provide research services to the Fund; and (e) report results to the Board of Trustees of the Trust. The Adviser agrees to provide the Sub-Adviser with such assistance as may be reasonably requested by the Sub-Adviser in connection with its activities under this Agreement, including, without limitation, information concerning the Fund, its funds available, or to become available, for investment and generally as to the conditions of the Fund's affairs.

         Should the Trustees of the Trust or the Adviser at any time make any determination as to investment policy and notify the Sub-Adviser thereof in writing, the Sub-Adviser shall be bound by such determination for the period, if any, specified in such notice or until notified that such determination has been revoked. Further, the Adviser or the Trustees of the Trust may at any time, upon written notice to the Sub-Adviser, suspend or restrict the right of the Sub-Adviser to determine what assets of the Fund shall be purchased or sold and what portion, if any, of the Fund's assets shall be held uninvested. It is understood that the Adviser undertakes to discuss with the Sub-Adviser any such determinations of investment policy and any such suspension or restrictions on the right of the Sub-Adviser to determine what assets of the Fund shall be purchased or sold or held uninvested, prior to the implementation thereof.

         2. Certain Information to the Sub-Adviser. Copies of the Prospectus and the Statement have been delivered to the Sub-Adviser. The Adviser agrees to notify the Sub-Adviser of each change in the investment policies of the Fund and to provide to the Sub-Adviser as promptly as practicable copies of all amendments and supplements to the Prospectus and the Statement. In addition, the Adviser will promptly provide the Sub-Adviser with any procedures applicable to the Sub-Adviser adopted from time to time by the Trustees of the Trust and agrees to provide promptly to the Sub-Adviser copies of all amendments thereto.

         3. Execution of Certain Documents. Subject to any other written instructions of the Adviser and the Trustees of the Trust, the Sub-Adviser is hereby appointed the Adviser's and the Trust's agent and attorney-in-fact to execute account documentation, agreements, contracts and other documents as the Sub-Adviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Fund.

         4. Reports. The Sub-Adviser shall furnish to the Trustees of the Trust or the Adviser, or both, as may be appropriate, quarterly reports of its activities on behalf of the Fund, as required by applicable law or as otherwise requested from time to time by the Trustees of the Trust or the Adviser, and such additional information, reports, evaluations, analyses and opinions as the Trustees of the Trust or the Adviser, as appropriate, may request from time to time.

         5. Compensation of the Sub-Adviser. For the services to be rendered by the Sub-Adviser under this Agreement, the Adviser shall pay to the Sub-Adviser compensation, computed and paid monthly in arrears in U.S. dollars, at an annual rate of 0.40% of the average daily net asset value of the portion of the Fund's assets under management by the Sub-Adviser. If the Sub-Adviser shall serve for less than the whole of any month, the compensation payable to the Sub-Adviser with respect to the Fund will be prorated. The Sub-Adviser will pay its expenses incurred in performing its duties under this Agreement. Neither the Trust nor the Fund shall be liable to the Sub-Adviser for the compensation of the Sub-Adviser. For the purpose of determining fees payable to the Sub-Adviser, the value of the Fund's net assets shall be computed at the times and in the manner specified in the Prospectus and/or Statement.

         6. Limitation of Liability of the Sub-Adviser. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties and obligations hereunder. The Trust, on behalf of the Fund, may enforce any obligations of the Sub-Adviser under this Agreement and may recover directly from the Sub-Adviser for any liability it may have to the Fund.

         7. Activities of the Sub-Adviser. The services of the Sub-Adviser to the Fund are not deemed to be exclusive, the Sub-Adviser being free to render investment advisory and/or other services to others.

         8. Covenants of the Sub-Adviser. The Sub-Adviser agrees that it (a) will not deal with itself, "affiliated persons" of the Sub-Adviser, the Trustees of the Trust or the Fund's distributor, as principals, agents, brokers or dealers in making purchases or sales of securities or other property for the account of the Fund, except as permitted by the 1940 Act and the rules, regulations and orders thereunder and subject to the prior written approval of the Adviser, and except in accordance with Rule 17e-1 procedures as approved by the Trustees from time to time and (b) will comply with all other provisions of the then-current Prospectus and Statement relative to the Sub-Adviser and its trustees, officers, employees and affiliates.

         9. Representations, Warranties and Additional Agreements of the Sub-Adviser. The Sub-Adviser represents, warrants and agrees that:

         (a) It (i) is registered as an investment adviser under the U.S. Investment Advisers Act of 1940 (the "Advisers Act"), is authorized to undertake investment business in the U.S. and is registered under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement, and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable Federal or State requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; (v) will immediately notify the Adviser in writing of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and
(vi) will immediately notify the Adviser in writing of any change of control of the Sub-Adviser or any parent of the Sub-Adviser resulting in an "assignment" of this Agreement.

         (b) It will maintain, keep current and preserve on behalf of the Fund, in the manner and for the periods of time required or permitted by the 1940 Act and the rules, regulations and orders thereunder and the Advisers Act and the rules, regulations and orders thereunder, records relating to investment transactions made by the Sub-Adviser for the Fund as may be reasonably requested by the Adviser or the Fund from time to time. The Sub-Adviser agrees that such records are the property of the Fund, and will be surrendered to the Fund promptly upon request.

         (c) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Adviser and the Trust with a copy of such code of ethics, and upon any amendment to such code of ethics, promptly provide such amendment. At least annually the Sub-Adviser will provide the Trust and the Adviser with a certificate signed by the chief compliance officer (or the person performing such function) of the Sub-Adviser certifying, to the best of his or her knowledge, compliance with the code of ethics during the immediately preceding twelve (12) month period, including any material violations of or amendments to the code of ethics or the administration thereof.

         (d) It has provided the Adviser and the Trust with a copy of its Form ADV as most recently filed with the Securities and Exchange Commission (the "SEC") and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Adviser and the Trust.

         10. Duration and Termination of this Agreement. This Agreement shall become effective on the date first above written and shall govern the relations between the parties hereto thereafter, and shall remain in force until July 31, 2003 and from year to year thereafter but only so long as its continuance is "specifically approved at least annually" by the Board of Trustees of the Trust or by "vote of a majority of the outstanding voting securities" of the Fund. This Agreement may be terminated at any time without penalty on sixty days' written notice to the Sub-Adviser by vote of the Board of Trustees of the Trust, by "vote of a majority of the outstanding voting securities" of the Fund, or by the Adviser. This Agreement also may be terminated at any time without penalty by the Sub-Advisor on ninety days' written notice to the Adviser and Trust. This Agreement shall automatically terminate in the event of its "assignment" or in the event that the Advisory Agreement shall have terminated for any reason.

         11. Amendments to this Agreement. This Agreement may be amended in accordance with the 1940 Act.

         12. Certain Definitions. The terms "specifically approved at least annually", "vote of a majority of the outstanding voting securities", "assignment", "control", "affiliated persons" and "interested person", when used in this Agreement, shall have the respective meanings specified, and shall be construed in a manner consistent with, the 1940 Act and the rules, regulations and orders thereunder, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act.

         13. Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Sub-Adviser pursuant to Section 9 hereof shall survive for the duration of this Agreement and the Sub-Adviser shall immediately notify, but in no event later than five (5) business days, the Adviser in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

         14. Miscellaneous. This Agreement shall be governed by and construed in accordance with the internal laws of The Commonwealth of Massachusetts. All notices provided for by this Agreement shall be in writing and shall be deemed given when received, against appropriate receipt, by the Sub-Adviser's Secretary in the case of the Sub-Adviser, the Adviser's General Counsel in the case of the Adviser, and the Trust's Secretary in the case of the Fund, or such other person as a party shall designate by notice to the other parties. This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior agreement among the parties relating to the subject matter hereof. The section headings of this Agreement are for convenience of reference and do not constitute a part hereof.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, and their respective seals to be hereto affixed, all as of the day and year first written above.

                                   STEIN ROE & FARNHAM INCORPORATED


                                   By:
                                       -------------------------------------
                                         Jean S. Loewenberg
                                         Secretary

                                NORDEA INVESTMENT MANAGEMENT NORTH AMERICA, INC.


                                   By:
                                      --------------------------------------
                                       Name:
                                       Title:

                                   By:
                                       --------------------------------------
                                        Name:
                                        Title:


                                      LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST


                                      By: _________________________
                                            Jean S. Loewenberg
                                            Secretary

A copy of the document establishing the Trust is filed with the Secretary of The Commonwealth of Massachusetts. This Agreement is executed by officers not as individuals and is not binding upon any of the Trustees, officers or shareholders of the Trust individually but only upon the assets of the Fund.




77Q3:

The Registrant's Chief Executive Officer and Chief Financial Officer, based on their evaluation of the Registrant's disclosure controls and procedures as of October 29, 2002, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits under the Securities Exchange Act of 1934, as amended, is accumulated and communicated to the Registrant's management, including the Chief Executive Officer and Chief Financial Officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure. There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of the most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

                          LIBERTY-STEIN ROE  FUNDS INVESTMENT TRUST
                                     Certification
I, Keith T. Banks, certify that:
1. I have reviewed this report on Form N-SAR of Liberty-Stein Roe Funds Investment Trust; 2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; 3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;
 4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have: a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared; b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date; 5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions): a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and 6. The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: 11/26/02                              /s/Keith T. Banks
                                                         President



                       LIBERTY STEIN ROE  FUNDS INVESTMENT TRUST
                                Certification
I, J. Kevin Connaughton, certify that:
1. I have reviewed this report on Form N-SAR of Liberty Stein Roe Funds Investment Trust; 2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; 3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report; 4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have: a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared; b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date; 5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions): a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and 6. The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date:  11/26/02                     /s/ J. Kevin Connaughton
                                    Treasurer